SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

1-800 CONTACTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23633	87-0571643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 E. Wadsworth Park Drive, 3rd Floor, Draper, UT		84020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 924-9800

N/A
(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated October 28, 2003 announcing its operating and financial results for the third quarter ended September 27, 2003.

Item 12.  Results of Operations and Financial Conditions

On October 28, 2003, 1-800 CONTACTS, INC. (the “Company”) issued a press release announcing its operating and financial results for the third quarter ended September 27, 2003.  A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800 CONTACTS, INC.

Date: October 28, 2003	By:	/s/ Brian W. Bethers
		Name:	Brian W. Bethers
		Title:	Chief Financial Officer